UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 19, 2011

LIQUIDMETAL TECHNOLOGIES, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-31332	33-0264467
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30452 Esperanza
Rancho Santa Margarita, California 92688
 (Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (949) 635-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 19, 2011, the Board of Directors of Liquidmetal Technologies, Inc. (the “Company”) approved and adopted an amendment to the Company’s Bylaws eliminating the staggering of the terms of office of  the Company’s directors.  Pursuant to the Company’s amended Bylaws, each director of the Company will be elected at the annual meeting of the Company to hold office until the expiration of the term for which they are elected or until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal as provided in the Bylaws of the Company.

The foregoing description of the amendment to the Bylaws of the Company does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amendment to ByLaws of Liquidmetal Technologies, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

LIQUIDMETAL TECHNOLOGIES, INC.

By:	/s/ Thomas Steipp
Thomas Steipp,
President and Chief Executive Officer

Date:  September 21, 2011

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment to ByLaws of Liquidmetal Technologies, Inc.